Exhibit 10.3      2001 Option Agreements

                                OPTION AGREEMENT

THIS AGREEMENT is entered into this 8th day of January, 2001, by and between Emergency Filtration Products, Inc. ("EFP" or "the Optioner"), and Doug Beplate ("the Optionee").

RECITALS
1. The Optioner is a Nevada Corporation in good standing, and its shares are quoted on the OTC Bulletin Board System;
2.   The Optionee is a resident of Nevada;

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

The Company hereby provides an option to the optionee to acquire five hundred thousand (500,000) shares of the Company, which shares shall be issued from treasury, subject to the following provisos:
1.   This option is exercisable on or after January 8, 2001;
2. The price per each share to be acquired under this option shall be fifty three cents ($0.53);
3. This option is exercisable by delivery to the Company of a bankers draft or similar negotiable instrument in US funds, for the number of shares optionee wishes to purchase;
4. The option to purchase shares hereunder shall lapse, in whole or in part as the case may be, if not exercised by the remittance of the purchase price and its arrival at the offices of the Company in negotiable form before noon (Pacific Time) January 8, 2004;
5. Any shares issued under this Agreement shall be, in the hands of the optionee, subject to such resale restrictions as shall be in force at the time of issuance of the shares, and for the period thereafter applied by law, and the resale of any shares not thereafter restricted shall be subject to such rules as may be in force at the time, relating to sales volume and to the timing of sales;
6. This option, and the shares evidenced thereby, have not been registered under the Securities Act of 1933, as amended, and shall not be sold, pledged, or otherwise transferred by the holder thereof except upon issuance to EFP of a favorable opinion of its counsel for submission to EFP or such other evidence satisfactory to counsel to EFP, in either case to the effect that a proposed transfer shall not be in violation of the Securities Act of 1933, as amended, and applicable state securities law (compliance with Rule 144, if applicable, shall be satisfactory evidence);
7. If any action at law or in equity is brought to enforce or to interpret the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees in addition to any other relief to which that party may be entitled;
8. The validity of this Agreement, and any of its terms or provisions, as well as the rights and duties of the party hereto, shall be governed by the laws of the State of Nevada;
9. The Agreement supersedes any and all other agreements, whether oral or written, between the parties with respect to the subject of this Agreement, and no other agreement, statement or promise relating to the subject matter of this Agreement which is not contained or referred to herein shall be valid and binding;
10. This Agreement may be executed in one or more counterparts, which taken together shall constitute one and the same instrument.

Executed on January 8, 2001.




\s\ Doug Beplate                             \s\ Peter Clark
----------------                             -----------------------------------
Doug Beplate                                 Peter Clark, Corporate Secretary
                                             Emergency Filtration Products, Inc.

                                OPTION AGREEMENT

THIS AGREEMENT is entered into this 28th day of June, 2001, by and between Emergency Filtration Products, Inc. ("EFP" or "the Optioner"), and Douglas Beplate ("the Optionee").

RECITALS
1. The Optioner is a Nevada Corporation in good standing, and its shares are quoted on the OTC Bulletin Board System;
2.   The Optionee is a resident of Nevada;

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

The Company hereby provides an option to the optionee to acquire one hundred thousand (100,000) shares of the Company, which shares shall be issued from treasury, subject to the following provisos:
1.   This option is exercisable on or after June 28, 2001;
2. The price per each share to be acquired under this option shall be forty nine cents ($0.49);
3. This option is exercisable by delivery to the Company of a bankers draft or similar negotiable instrument in US funds, for the number of shares optionee wishes to purchase;
4. The option to purchase shares hereunder shall lapse, in whole or in part as the case may be, if not exercised by the remittance of the purchase price and its arrival at the offices of the Company in negotiable form before noon (Pacific Time) June 28, 2004;
5. Any shares issued under this Agreement shall be, in the hands of the optionee, subject to such resale restrictions as shall be in force at the time of issuance of the shares, and for the period thereafter applied by law, and the resale of any shares not thereafter restricted shall be subject to such rules as may be in force at the time, relating to sales volume and to the timing of sales;
6. This option, and the shares evidenced thereby, have not been registered under the Securities Act of 1933, as amended, and shall not be sold, pledged, or otherwise transferred by the holder thereof except upon issuance to EFP of a favorable opinion of its counsel for submission to EFP or such other evidence satisfactory to counsel to EFP, in either case to the effect that a proposed transfer shall not be in violation of the Securities Act of 1933, as amended, and applicable state securities law (compliance with Rule 144, if applicable, shall be satisfactory evidence);
7. If any action at law or in equity is brought to enforce or to interpret the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees in addition to any other relief to which that party may be entitled;
8. The validity of this Agreement, and any of its terms or provisions, as well as the rights and duties of the party hereto, shall be governed by the laws of the State of Nevada;
9. The Agreement supersedes any and all other agreements, whether oral or written, between the parties with respect to the subject of this Agreement, and no other agreement, statement or promise relating to the subject matter of this Agreement which is not contained or referred to herein shall be valid and binding;
10. This Agreement may be executed in one or more counterparts, which taken together shall constitute one and the same instrument.

Executed on June 28, 2001.




\s\ Doug Beplate                             \s\ Peter Clark
----------------                             -----------------------------------
Doug Beplate                                 Peter Clark, Corporate Secretary
                                             Emergency Filtration Products, Inc.

                                OPTION AGREEMENT

THIS AGREEMENT is entered into this 28th day of June, 2001, by and between Emergency Filtration Products, Inc. ("EFP" or "the Optioner"), and J. Thomas Burns ("the Optionee").

RECITALS
1. The Optioner is a Nevada Corporation in good standing, and its shares are quoted on the OTC Bulletin Board System;
2.   The Optionee is a resident of New York;

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

The Company hereby provides an option to the optionee to acquire one hundred thousand (100,000) shares of the Company, which shares shall be issued from treasury, subject to the following provisos:
1.   This option is exercisable on or after June 28, 2001;
2. The price per each share to be acquired under this option shall be forty nine cents ($0.49);
3. This option is exercisable by delivery to the Company of a bankers draft or similar negotiable instrument in US funds, for the number of shares optionee wishes to purchase;
4. The option to purchase shares hereunder shall lapse, in whole or in part as the case may be, if not exercised by the remittance of the purchase price and its arrival at the offices of the Company in negotiable form before noon (Pacific Time) June 28, 2004;
5. Any shares issued under this Agreement shall be, in the hands of the optionee, subject to such resale restrictions as shall be in force at the time of issuance of the shares, and for the period thereafter applied by law, and the resale of any shares not thereafter restricted shall be subject to such rules as may be in force at the time, relating to sales volume and to the timing of sales;
6. This option, and the shares evidenced thereby, have not been registered under the Securities Act of 1933, as amended, and shall not be sold, pledged, or otherwise transferred by the holder thereof except upon issuance to EFP of a favorable opinion of its counsel for submission to EFP or such other evidence satisfactory to counsel to EFP, in either case to the effect that a proposed transfer shall not be in violation of the Securities Act of 1933, as amended, and applicable state securities law (compliance with Rule 144, if applicable, shall be satisfactory evidence);
7. If any action at law or in equity is brought to enforce or to interpret the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees in addition to any other relief to which that party may be entitled;
8. The validity of this Agreement, and any of its terms or provisions, as well as the rights and duties of the party hereto, shall be governed by the laws of the State of Nevada;
9. The Agreement supersedes any and all other agreements, whether oral or written, between the parties with respect to the subject of this Agreement, and no other agreement, statement or promise relating to the subject matter of this Agreement which is not contained or referred to herein shall be valid and binding;
10. This Agreement may be executed in one or more counterparts, which taken together shall constitute one and the same instrument.

Executed on June 28, 2001.




\s\ J. Thomas Burns                          \s\ Peter Clark
-------------------                          -----------------------------------
J. Thomas Burns                              Peter Clark, Corporate Secretary
                                             Emergency Filtration Products, Inc.

                                OPTION AGREEMENT

THIS AGREEMENT is entered into this 8th day of January, 2001, by and between Emergency Filtration Products, Inc. ("EFP" or "the Optioner"), and Pete Clark ("the Optionee").

RECITALS
1. The Optioner is a Nevada Corporation in good standing, and its shares are quoted on the OTC Bulletin Board System;
2.   The Optionee is a resident of Nevada;

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

The Company hereby provides an option to the optionee to acquire five hundred thousand (500,000) shares of the Company, which shares shall be issued from treasury, subject to the following provisos:
1.   This option is exercisable on or after January 8, 2001;
2. The price per each share to be acquired under this option shall be fifty three cents ($0.53);
3. This option is exercisable by delivery to the Company of a bankers draft or similar negotiable instrument in US funds, for the number of shares optionee wishes to purchase;
4. The option to purchase shares hereunder shall lapse, in whole or in part as the case may be, if not exercised by the remittance of the purchase price and its arrival at the offices of the Company in negotiable form before noon (Pacific Time) January 8, 2004;
5. Any shares issued under this Agreement shall be, in the hands of the optionee, subject to such resale restrictions as shall be in force at the time of issuance of the shares, and for the period thereafter applied by law, and the resale of any shares not thereafter restricted shall be subject to such rules as may be in force at the time, relating to sales volume and to the timing of sales;
6. This option, and the shares evidenced thereby, have not been registered under the Securities Act of 1933, as amended, and shall not be sold, pledged, or otherwise transferred by the holder thereof except upon issuance to EFP of a favorable opinion of its counsel for submission to EFP or such other evidence satisfactory to counsel to EFP, in either case to the effect that a proposed transfer shall not be in violation of the Securities Act of 1933, as amended, and applicable state securities law (compliance with Rule 144, if applicable, shall be satisfactory evidence);
7. If any action at law or in equity is brought to enforce or to interpret the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees in addition to any other relief to which that party may be entitled;
8. The validity of this Agreement, and any of its terms or provisions, as well as the rights and duties of the party hereto, shall be governed by the laws of the State of Nevada;
9. The Agreement supersedes any and all other agreements, whether oral or written, between the parties with respect to the subject of this Agreement, and no other agreement, statement or promise relating to the subject matter of this Agreement which is not contained or referred to herein shall be valid and binding;
10. This Agreement may be executed in one or more counterparts, which taken together shall constitute one and the same instrument.

Executed on January 8, 2001.


\s\ Pete Clark                               \s\ Doug Beplate
--------------                               -----------------------------------
Pete Clark                                   Doug Beplate, President
                                             Emergency Filtration Products, Inc.

                                OPTION AGREEMENT

THIS AGREEMENT is entered into this 28th day of June, 2001, by and between Emergency Filtration Products, Inc. ("EFP" or "the Optioner"), and Peter Clark ("the Optionee").

RECITALS
1. The Optioner is a Nevada Corporation in good standing, and its shares are quoted on the OTC Bulletin Board System;
2.   The Optionee is a resident of Nevada;

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

The Company hereby provides an option to the optionee to acquire one hundred thousand (100,000) shares of the Company, which shares shall be issued from treasury, subject to the following provisos:
1.   This option is exercisable on or after June 28, 2001;
2. The price per each share to be acquired under this option shall be forty nine cents ($0.49);
3. This option is exercisable by delivery to the Company of a bankers draft or similar negotiable instrument in US funds, for the number of shares optionee wishes to purchase;
4. The option to purchase shares hereunder shall lapse, in whole or in part as the case may be, if not exercised by the remittance of the purchase price and its arrival at the offices of the Company in negotiable form before noon (Pacific Time) June 28, 2004;
5. Any shares issued under this Agreement shall be, in the hands of the optionee, subject to such resale restrictions as shall be in force at the time of issuance of the shares, and for the period thereafter applied by law, and the resale of any shares not thereafter restricted shall be subject to such rules as may be in force at the time, relating to sales volume and to the timing of sales;
6. This option, and the shares evidenced thereby, have not been registered under the Securities Act of 1933, as amended, and shall not be sold, pledged, or otherwise transferred by the holder thereof except upon issuance to EFP of a favorable opinion of its counsel for submission to EFP or such other evidence satisfactory to counsel to EFP, in either case to the effect that a proposed transfer shall not be in violation of the Securities Act of 1933, as amended, and applicable state securities law (compliance with Rule 144, if applicable, shall be satisfactory evidence);
7. If any action at law or in equity is brought to enforce or to interpret the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees in addition to any other relief to which that party may be entitled;
8. The validity of this Agreement, and any of its terms or provisions, as well as the rights and duties of the party hereto, shall be governed by the laws of the State of Nevada;
9. The Agreement supersedes any and all other agreements, whether oral or written, between the parties with respect to the subject of this Agreement, and no other agreement, statement or promise relating to the subject matter of this Agreement which is not contained or referred to herein shall be valid and binding;
10. This Agreement may be executed in one or more counterparts, which taken together shall constitute one and the same instrument.

Executed on June 28, 2001.


\s\ Peter Clark                              \s\ Sherman Lazrus
---------------                              -----------------------------------
Peter Clark                                  Sherman Lazrus, Interim C.E.O.
                                             Emergency Filtration Products, Inc.

                                OPTION AGREEMENT

THIS AGREEMENT is entered into this 8th day of January, 2001, by and between Emergency Filtration Products, Inc. ("EFP" or "the Optioner"), and Michael Crnkovich ("the Optionee").

RECITALS
1. The Optioner is a Nevada Corporation in good standing, and its shares are quoted on the OTC Bulletin Board System;
2.   The Optionee is a resident of Utah;

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

The Company hereby provides an option to the optionee to acquire five hundred thousand (500,000) shares of the Company, which shares shall be issued from treasury, subject to the following provisos:
1.   This option is exercisable on or after January 8, 2001;
2. The price per each share to be acquired under this option shall be fifty three cents ($0.53);
3. This option is exercisable by delivery to the Company of a bankers draft or similar negotiable instrument in US funds, for the number of shares optionee wishes to purchase;
4. The option to purchase shares hereunder shall lapse, in whole or in part as the case may be, if not exercised by the remittance of the purchase price and its arrival at the offices of the Company in negotiable form before noon (Pacific Time) January 8, 2004;
5. Any shares issued under this Agreement shall be, in the hands of the optionee, subject to such resale restrictions as shall be in force at the time of issuance of the shares, and for the period thereafter applied by law, and the resale of any shares not thereafter restricted shall be subject to such rules as may be in force at the time, relating to sales volume and to the timing of sales;
6. This option, and the shares evidenced thereby, have not been registered under the Securities Act of 1933, as amended, and shall not be sold, pledged, or otherwise transferred by the holder thereof except upon issuance to EFP of a favorable opinion of its counsel for submission to EFP or such other evidence satisfactory to counsel to EFP, in either case to the effect that a proposed transfer shall not be in violation of the Securities Act of 1933, as amended, and applicable state securities law (compliance with Rule 144, if applicable, shall be satisfactory evidence);
7. If any action at law or in equity is brought to enforce or to interpret the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees in addition to any other relief to which that party may be entitled;
8. The validity of this Agreement, and any of its terms or provisions, as well as the rights and duties of the party hereto, shall be governed by the laws of the State of Nevada;
9. The Agreement supersedes any and all other agreements, whether oral or written, between the parties with respect to the subject of this Agreement, and no other agreement, statement or promise relating to the subject matter of this Agreement which is not contained or referred to herein shall be valid and binding;
10. This Agreement may be executed in one or more counterparts, which taken together shall constitute one and the same instrument.

Executed on January 8, 2001.




\s\ Michael Crnkovich                        \s\ Peter Clark
---------------------                        -----------------------------------
Michael Crnkovich                            Peter Clark, Corporate Secretary
                                             Emergency Filtration Products, Inc.

                                OPTION AGREEMENT

THIS AGREEMENT is entered into this 28th day of June, 2001, by and between Emergency Filtration Products, Inc. ("EFP" or "the Optioner"), and Michael Crnkovich ("the Optionee").

RECITALS
1. The Optioner is a Nevada Corporation in good standing, and its shares are quoted on the OTC Bulletin Board System;
2.   The Optionee is a resident of Utah;

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

The Company hereby provides an option to the optionee to acquire one hundred thousand (100,000) shares of the Company, which shares shall be issued from treasury, subject to the following provisos:
1.   This option is exercisable on or after June 28, 2001;
2. The price per each share to be acquired under this option shall be forty nine cents ($0.49);
3. This option is exercisable by delivery to the Company of a bankers draft or similar negotiable instrument in US funds, for the number of shares optionee wishes to purchase;
4. The option to purchase shares hereunder shall lapse, in whole or in part as the case may be, if not exercised by the remittance of the purchase price and its arrival at the offices of the Company in negotiable form before noon (Pacific Time) June 28, 2004;
5. Any shares issued under this Agreement shall be, in the hands of the optionee, subject to such resale restrictions as shall be in force at the time of issuance of the shares, and for the period thereafter applied by law, and the resale of any shares not thereafter restricted shall be subject to such rules as may be in force at the time, relating to sales volume and to the timing of sales;
6. This option, and the shares evidenced thereby, have not been registered under the Securities Act of 1933, as amended, and shall not be sold, pledged, or otherwise transferred by the holder thereof except upon issuance to EFP of a favorable opinion of its counsel for submission to EFP or such other evidence satisfactory to counsel to EFP, in either case to the effect that a proposed transfer shall not be in violation of the Securities Act of 1933, as amended, and applicable state securities law (compliance with Rule 144, if applicable, shall be satisfactory evidence);
7. If any action at law or in equity is brought to enforce or to interpret the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees in addition to any other relief to which that party may be entitled;
8. The validity of this Agreement, and any of its terms or provisions, as well as the rights and duties of the party hereto, shall be governed by the laws of the State of Nevada;
9. The Agreement supersedes any and all other agreements, whether oral or written, between the parties with respect to the subject of this Agreement, and no other agreement, statement or promise relating to the subject matter of this Agreement which is not contained or referred to herein shall be valid and binding;
10. This Agreement may be executed in one or more counterparts, which taken together shall constitute one and the same instrument.

Executed on June 28, 2001.




\s\ Michael Crnkovich                        \s\ Peter Clark
---------------------                        -----------------------------------
Michael Crnkovich                            Peter Clark, Corporate Secretary
                                             Emergency Filtration Products, Inc.

                                OPTION AGREEMENT

THIS AGREEMENT is entered into this 8th day of January, 2001, by and between Emergency Filtration Products, Inc. ("EFP" or "the Optioner"), and Wendy Harper ("the Optionee").

RECITALS
1. The Optioner is a Nevada Corporation in good standing, and its shares are quoted on the OTC Bulletin Board System;
2.   The Optionee is a resident of Nevada;

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

The Company hereby provides an option to the optionee to acquire sixty thousand (60,000) shares of the Company, which shares shall be issued from treasury, subject to the following provisos:
1.   This option is exercisable on or after January 8, 2001;
2. The price per each share to be acquired under this option shall be fifty three cents ($0.53);
3. This option is exercisable by delivery to the Company of a bankers draft or similar negotiable instrument in US funds, for the number of shares optionee wishes to purchase;
4. The option to purchase shares hereunder shall lapse, in whole or in part as the case may be, if not exercised by the remittance of the purchase price and its arrival at the offices of the Company in negotiable form before noon (Pacific Time) January 8, 2004;
5. Any shares issued under this Agreement shall be, in the hands of the optionee, subject to such resale restrictions as shall be in force at the time of issuance of the shares, and for the period thereafter applied by law, and the resale of any shares not thereafter restricted shall be subject to such rules as may be in force at the time, relating to sales volume and to the timing of sales;
6. This option, and the shares evidenced thereby, have not been registered under the Securities Act of 1933, as amended, and shall not be sold, pledged, or otherwise transferred by the holder thereof except upon issuance to EFP of a favorable opinion of its counsel for submission to EFP or such other evidence satisfactory to counsel to EFP, in either case to the effect that a proposed transfer shall not be in violation of the Securities Act of 1933, as amended, and applicable state securities law (compliance with Rule 144, if applicable, shall be satisfactory evidence);
7. If any action at law or in equity is brought to enforce or to interpret the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees in addition to any other relief to which that party may be entitled;
8. The validity of this Agreement, and any of its terms or provisions, as well as the rights and duties of the party hereto, shall be governed by the laws of the State of Nevada;
9. The Agreement supersedes any and all other agreements, whether oral or written, between the parties with respect to the subject of this Agreement, and no other agreement, statement or promise relating to the subject matter of this Agreement which is not contained or referred to herein shall be valid and binding;
10 This Agreement may be executed in one or more counterparts, which taken together shall constitute one and the same instrument.

Executed on January 8, 2001.




\s\ Wendy Harper                             \s\ Peter Clark
----------------                             -----------------------------------
Wendy Harper                                 Peter Clark, Corporate Secretary
                                             Emergency Filtration Products, Inc.

                                OPTION AGREEMENT

THIS AGREEMENT is entered into this 28th day of June, 2001, by and between Emergency Filtration Products, Inc. ("EFP" or "the Optioner"), and Sherman Lazrus ("the Optionee").

RECITALS
1. The Optioner is a Nevada Corporation in good standing, and its shares are quoted on the OTC Bulletin Board System;
2.   The Optionee is a resident of Maryland;

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

The Company hereby provides an option to the optionee to acquire one hundred thousand (100,000) shares of the Company, which shares shall be issued from treasury, subject to the following provisos:
1.   This option is exercisable on or after June 28, 2001;
2. The price per each share to be acquired under this option shall be forty nine cents ($0.49);
3. This option is exercisable by delivery to the Company of a bankers draft or similar negotiable instrument in US funds, for the number of shares optionee wishes to purchase;
4. The option to purchase shares hereunder shall lapse, in whole or in part as the case may be, if not exercised by the remittance of the purchase price and its arrival at the offices of the Company in negotiable form before noon (Pacific Time) June 28, 2004;
5. Any shares issued under this Agreement shall be, in the hands of the optionee, subject to such resale restrictions as shall be in force at the time of issuance of the shares, and for the period thereafter applied by law, and the resale of any shares not thereafter restricted shall be subject to such rules as may be in force at the time, relating to sales volume and to the timing of sales;
6. This option, and the shares evidenced thereby, have not been registered under the Securities Act of 1933, as amended, and shall not be sold, pledged, or otherwise transferred by the holder thereof except upon issuance to EFP of a favorable opinion of its counsel for submission to EFP or such other evidence satisfactory to counsel to EFP, in either case to the effect that a proposed transfer shall not be in violation of the Securities Act of 1933, as amended, and applicable state securities law (compliance with Rule 144, if applicable, shall be satisfactory evidence);
7. If any action at law or in equity is brought to enforce or to interpret the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees in addition to any other relief to which that party may be entitled;
8. The validity of this Agreement, and any of its terms or provisions, as well as the rights and duties of the party hereto, shall be governed by the laws of the State of Nevada;
9. The Agreement supersedes any and all other agreements, whether oral or written, between the parties with respect to the subject of this Agreement, and no other agreement, statement or promise relating to the subject matter of this Agreement which is not contained or referred to herein shall be valid and binding;
10. This Agreement may be executed in one or more counterparts, which taken together shall constitute one and the same instrument.

Executed on June 28, 2001.




\s\ Sherman Lazrus                           \s\ Peter Clark
------------------                           -----------------------------------
Sherman Lazrus                               Peter Clark, Corporate Secretary
                                             Emergency Filtration Products, Inc.

                                OPTION AGREEMENT

THIS AGREEMENT is entered into this 8th day of January, 2001, by and between Emergency Filtration Products, Inc. ("EFP" or "the Optioner"), and Sterling Petersen ("the Optionee").

RECITALS
1. The Optioner is a Nevada Corporation in good standing, and its shares are quoted on the OTC Bulletin Board System;
1.   The Optionee is a resident of Nevada;

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

The Company hereby provides an option to the optionee to acquire sixty thousand (60,000) shares of the Company, which shares shall be issued from treasury, subject to the following provisos:
1.   This option is exercisable on or after January 8, 2001;
2. The price per each share to be acquired under this option shall be fifty three cents ($0.53);
3. This option is exercisable by delivery to the Company of a bankers draft or similar negotiable instrument in US funds, for the number of shares optionee wishes to purchase;
4. The option to purchase shares hereunder shall lapse, in whole or in part as the case may be, if not exercised by the remittance of the purchase price and its arrival at the offices of the Company in negotiable form before noon (Pacific Time) January 8, 2004;
5. Any shares issued under this Agreement shall be, in the hands of the optionee, subject to such resale restrictions as shall be in force at the time of issuance of the shares, and for the period thereafter applied by law, and the resale of any shares not thereafter restricted shall be subject to such rules as may be in force at the time, relating to sales volume and to the timing of sales;
6. This option, and the shares evidenced thereby, have not been registered under the Securities Act of 1933, as amended, and shall not be sold, pledged, or otherwise transferred by the holder thereof except upon issuance to EFP of a favorable opinion of its counsel for submission to EFP or such other evidence satisfactory to counsel to EFP, in either case to the effect that a proposed transfer shall not be in violation of the Securities Act of 1933, as amended, and applicable state securities law (compliance with Rule 144, if applicable, shall be satisfactory evidence);
7. If any action at law or in equity is brought to enforce or to interpret the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees in addition to any other relief to which that party may be entitled;
8. The validity of this Agreement, and any of its terms or provisions, as well as the rights and duties of the party hereto, shall be governed by the laws of the State of Nevada;
9. The Agreement supersedes any and all other agreements, whether oral or written, between the parties with respect to the subject of this Agreement, and no other agreement, statement or promise relating to the subject matter of this Agreement which is not contained or referred to herein shall be valid and binding;
10. This Agreement may be executed in one or more counterparts, which taken together shall constitute one and the same instrument.

Executed on January 8, 2001.




\s\ Sterling Petersen                        \s\ Peter Clark
---------------------                        -----------------------------------
Sterling Petersen                            Peter Clark, Corporate Secretary
                                             Emergency Filtration Products, Inc.

                                OPTION AGREEMENT

THIS AGREEMENT is entered into this 28th day of June, 2001, by and between Emergency Filtration Products, Inc. ("EFP" or "the Optioner"), and Raymond Yuan ("the Optionee").

RECITALS
1. The Optioner is a Nevada Corporation in good standing, and its shares are quoted on the OTC Bulletin Board System;
2.   The Optionee is a resident of Hong Kong;

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

The Company hereby provides an option to the optionee to acquire one hundred thousand (100,000) shares of the Company, which shares shall be issued from treasury, subject to the following provisos:
1.   This option is exercisable on or after June 28, 2001;
2. The price per each share to be acquired under this option shall be forty nine cents ($0.49);
3. This option is exercisable by delivery to the Company of a bankers draft or similar negotiable instrument in US funds, for the number of shares optionee wishes to purchase;
4. The option to purchase shares hereunder shall lapse, in whole or in part as the case may be, if not exercised by the remittance of the purchase price and its arrival at the offices of the Company in negotiable form before noon (Pacific Time) June 28, 2004;
5. Any shares issued under this Agreement shall be, in the hands of the optionee, subject to such resale restrictions as shall be in force at the time of issuance of the shares, and for the period thereafter applied by law, and the resale of any shares not thereafter restricted shall be subject to such rules as may be in force at the time, relating to sales volume and to the timing of sales;
6. This option, and the shares evidenced thereby, have not been registered under the Securities Act of 1933, as amended, and shall not be sold, pledged, or otherwise transferred by the holder thereof except upon issuance to EFP of a favorable opinion of its counsel for submission to EFP or such other evidence satisfactory to counsel to EFP, in either case to the effect that a proposed transfer shall not be in violation of the Securities Act of 1933, as amended, and applicable state securities law (compliance with Rule 144, if applicable, shall be satisfactory evidence);
7. If any action at law or in equity is brought to enforce or to interpret the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees in addition to any other relief to which that party may be entitled;
8. The validity of this Agreement, and any of its terms or provisions, as well as the rights and duties of the party hereto, shall be governed by the laws of the State of Nevada;
9. The Agreement supersedes any and all other agreements, whether oral or written, between the parties with respect to the subject of this Agreement, and no other agreement, statement or promise relating to the subject matter of this Agreement which is not contained or referred to herein shall be valid and binding;
10. This Agreement may be executed in one or more counterparts, which taken together shall constitute one and the same instrument.

Executed on June 28, 2001.




\s\ Raymond Yuan                             \s\ Peter Clark
----------------                             -----------------------------------
Raymond Yuan                                 Peter Clark, Corporate Secretary
                                             Emergency Filtration Products, Inc.

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